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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Mail.com, Inc.:


    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP


New York, New York
June 15, 1999